Listing Report:Supplement No. 8 dated Mar 08, 2011 to Prospectus dated Mar 04, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Mar 04, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Mar 04, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 496030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1988	Debt/Income ratio:	42%
Credit score:	720-739 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,478	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	safe-interest743	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WDBJr.
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 496570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.55%
Term:	60 months

Lender yield:	8.60%	Borrower rate/APR:	9.60% / 9.82%	Monthly payment:	$252.61

Lender servicing fee:	1.00%	Effective Yield*:	8.59%
		Estimated return*:	7.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1986	Debt/Income ratio:	10%
Credit score:	780-799 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,649	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	spirited-asset8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Township Line
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1993	Debt/Income ratio:	75%
Credit score:	640-659 (Feb-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,612	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	MinPinPapa	Borrower's state:	Georgia	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff 2 Personal Loans
*********Had too relist Bank account info incorrect sorry to prior bidders! Please consider rebidding.......*******
Thank you for you consideration and/or bids. I am looking for a Prosper loan to pay off 2 personal loans. I am an excellent candidate for this loan because, I can pay on time, all the time. I have not missed a payment or been late on anything in over 10 years.
I am married, no children except for my four legged one. I work in the Home Theater industry making $30,000 to $32,000 yearly. My wife works for the State of Georgia as a payroll manager she earns in the $40,000 to $50,000 range. I have had the same job for 5 years she has had her job for 8 years+.
In closing I appreciate the time and opportunity you have given to review my proposal.
Monthly net income: $4400 (includes Wife's of $2300)
Housing: $1300
Car Expenses: $350
Utilities: Water, Power, Cable, Internet & Phone $330
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2005	Debt/Income ratio:	13%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	20y 5m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$109	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	virtuous-power0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs
Purpose of loan: Home Repairs
This loan will be used to...fix roof and other home repairs.

My financial situation: I do not have much credit but pay all my bills on time.
I am a good candidate for this loan because...I have been at the same place of employment for over 20 years. I pay all my bills on time. I need to make major repairs on my home.

Monthly net income: $3500
Monthly expenses: $1305
Housing: $420
Insurance: $120
Car expenses: $150
Utilities: $180
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $35
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1989	Debt/Income ratio:	16%
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,960	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	charming-nickel9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Burial
Purpose of loan:
This loan will be used to...funeral expense

My financial situation:
I am a good candidate for this loan because...I always repay debts

Monthly net income: $5000.00
Monthly expenses: $3100.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	12.99%	Borrower rate/APR:	13.99% / 16.15%	Monthly payment:	$136.69

Lender servicing fee:	1.00%	Effective Yield*:	12.77%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2004	Debt/Income ratio:	14%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,875	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	top-basis-walnut	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out of debt/Go back to school!
Purpose of loan: Debt Consolidation
This loan will be used to pay off a credit card bill.

I am a good candidate for this loan because I am extremely responsible and have an excellent and steady job at a hospital. I want to get out of debt to put myself in a better position to set money aside and to go back to school to earn my Master's in Public Health. Thank you for your consideration!

Monthly net income: $2,244
Housing: $710
Insurance: $250
Utilities: $75
Phone, cable, internet: $75
Groceries: $200
Entertainment: $200
Credit cards and other loans: $200
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.70%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$142.59

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	7.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1997	Debt/Income ratio:	3%
Credit score:	640-659 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$2,599	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	JoanF	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 94% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	1 ( 6% )	620-639 (Sep-2007) (Feb-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Rebuilding Credit Score
Dear Prosper Lenders,

This loan will be used to pay off my credit cards and rebuild my credit score.

I am a good candidate for this loan because I have a successful history with Prosper and I understand the community responsibility. I will pay off this loan according to the pay schedule in 3 years. I am so grateful for prospers help in the past. With your help, my credit rating soared.

However, I fell off track a few years ago during a custody issue with my daughter. My attorney fees were outrageous... it lasted longer than anticipated. My daughter and I are still together, we won. She just turned 18 and even though it was a tough road, it was worth the hardship. You may be wondering if this could happen again, and my answer to you is, "No. she is my only child." Plus, the relationships are comfortable again.

Thank you for your careful consideration.

Sincerely,

J
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$261.29

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	2y 6m
Amount delinquent:	$3,152	Total credit lines:	15	Stated income:	Not employed
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$296
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	currency-sonnet5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan
Purpose of loan:
This loan will be used to...p.o. my car ($2900) & $3100 on income tx I owe due to losing job 2.5 yrs. ago, I lost my home & forced to claim bankruptcy, I was forced into early retirement and the need to use ira $ to survive. I now live in senior housing and my income is social security My financial situation:
I am a good candidate for this loan because... short of the above situation, I have always valued my credit reputation and would never default on any credit obligation. After being a banking professional for over 40 years, I never dreamed that this is what would happen to me. Going forward, this loan would be a light at the end of the tunnel

Monthly net income: $1484
Monthly expenses: $
Housing: $412
Insurance: $pay in full
Car expenses: $plan to po loan
Utilities: $included in rent
Phone, cable, internet: $163 (can reduce
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $10
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$184.52

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1998	Debt/Income ratio:	22%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$215,269	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	felicity-venus	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
westerwald
Purpose of loan:
This loan will be used to...
home improvement
My financial situation:
I am a good candidate for this loan because...
I have a solid position and have paid all bills on time for over 15 years

Monthly net income: $7000
Monthly expenses: $5000
Housing: $1800
Insurance: $115
Car expenses: $488, included in monthly expenses
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $included in monthly expenses
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$122.69

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2002	Debt/Income ratio:	8%
Credit score:	760-779 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,623	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	first-generosity-fertilizer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... consolidate medical and credit card debt.

My financial situation:
I am a good candidate for this loan because... my credit is in excellent standing (750+) and I have significant surplus in my monthly income to handle the monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 18.41%	Monthly payment:	$198.78

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2005	Debt/Income ratio:	19%
Credit score:	740-759 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,784	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	dignified-order5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free Airman
Purpose of loan: debt consolidation

This loan will be used to... help me become debt free.

My financial situation: I just received off base housing from the USAF, with buying everything needed for my new house and putting down the deposit my financial situation isn?t where I like it to be. I usually have around 4k at all times and I am down to 2k right now.

I am a good candidate for this loan because... my credit history and score is great for my age. I have been building my credit and making payments on items since I was 18, I have never owned a credit card and all items have been at least 6-18 months no fianancing.
I want to use this loan to pay off my two student loans and all the new furniture for the house, which consist of a new mattress, room, furniture, and dining set, all of which are from different stores. My main goal with this loan is to have one low monthly payment instead of paying $ 600 a month to six different stores.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2005	Debt/Income ratio:	27%
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,883	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	point-spruce1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better than a car note!
My financial situation:
I am a good candidate for this loan because I have a stable, good-paying job, my payment history is excellent.

Monthly net income: $ 2600
Monthly expenses: bills
Housing: $500
Insurance: $ 68
Utilities: $ n/a
Phone, cable, internet: $ 60
Food, entertainment: $ varies 100-200
Credit cards and other loans: $ pay 100/card/mo. (4 cards)
Other expenses: $ n/a

Here's is the plan. Pay off $4600 school loan (will save some interest money) pay off 2 credit cards and repair my transmission $4200! That leaves me with two credit card balances (1700 and 1350 balances).
*NEW loan - 410/ mo.
credit cards - 200/mo
total = 610/mo (which is what a car loan would cost, minus the debt)
Rent= +500= 1110/mo. which is less than half of my monthly income.
Questions welcomed! Thank you in advance! - A.M
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.80%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$133.65

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1987	Debt/Income ratio:	17%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 11	Length of status:	23y 10m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,319	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	peaceful-agreement4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,550.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Funding small business project
Purpose of loan:

This loan will be used to fund a business project with my husband. We did a similar project last year that was extremely successful and are looking to not only replicate the success we had last year, but do even better now that we have the knowledge and experience under our belts of last years' endeavour.

My financial situation:

I am a good candidate for this loan because of my stable income and past history with Prosper, where I previously had a loan and never missed a payment.

Monthly net income: $5600
Housing: $800
Insurance: $160
Utilities: $300
Phone, cable, internet: $120
Credit cards and other loans: $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$766.79

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-2000	Debt/Income ratio:	12%
Credit score:	740-759 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,946	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	noobsaibot	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gauranteed Income
Purpose of loan:
This loan will be used to...
Supplement the business expenses that are required to start up my business and adequately service clients:

Office Renovations
Office Furnishings
1 year worth of overhead expenses (phone, internet, lease).

My financial situation:
I am a good candidate for this loan because...
I have excellent credit history, and pay all my loans completely and on time. My current income and savings are high and my debts are small.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$152.42

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1999	Debt/Income ratio:	32%
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$222	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	dough-pledge	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dough-Pledge
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1986	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,127	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	intelligent-bazaar353	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help please
Purpose of loan: pay off small credit cards
This loan will be used to consolidate some high interest loans

My financial situation: stable
I am a good candidate for this loan because my credit history shows I am making all payments

Monthly net income: $ 1800
Monthly expenses: $ 1300
Housing: $ 0
Insurance: $ 100
Car expenses: $ 100
Utilities: $ 350
Phone, cable, internet: $ 50
Food, entertainment: 250
Clothing, household expenses: $ 250
Credit cards and other loans: $ 200
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 496851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,790	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	power-willow7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Applicant
Purpose of loan: debt consilidation
This loan will be used to... get out of debt

My financial situation: ok
I am a good candidate for this loan because... i can make the payment

Monthly net income: $ 1600
Monthly expenses: $ 1200
Housing: $ 0
Insurance: $ 77
Car expenses: $ 231
Utilities: $ 140
Phone, cable, internet: $ 50
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1986	Debt/Income ratio:	36%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,832	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	deal-doctor7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Slotmommy
Purpose of loan:
This loan will be used to...Medical Expense

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3700Monthly expenses: $
Housing: $1325
Insurance: $
Car expenses: $225.
Utilities: $62
Phone, cable, internet: $77
Food, entertainment: $200
Clothing, household expenses: $111
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$181.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1988	Debt/Income ratio:	14%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,669	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	treasure-triangulation1	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
steel curtain
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1987	Debt/Income ratio:	70%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$88,432	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	credit-fan1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Appreciate
Purpose of loan:
This loan will be used to pay off a credit card and loan and will allow more monthly money available to help in other areas. I have never been delinquent in monthly payments and am a good reliable person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1991	Debt/Income ratio:	6%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	6 / 3	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$566	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	marketplace-professor5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ZBWFLM
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	12.99%	Borrower rate/APR:	13.99% / 16.15%	Monthly payment:	$512.59

Lender servicing fee:	1.00%	Effective Yield*:	12.77%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1996	Debt/Income ratio:	13%
Credit score:	720-739 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,734	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	impressive-money3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hunter
Purpose of loan:
This loan will be used to...consolidate bills

My financial situation:
I am a good candidate for this loan because...I have a steady work history always pay my bills but now i have to many small bills it would be so nice to have just the one at lower payment and shorter period

Monthly net income: $5423
Monthly expenses: Housing: $900
Insurance: $500
Car expenses: $780
Utilities: $300
Phone, cable, internet: $130
Food, entertainment: $700
Clothing, household expenses: $100
Credit cards and other loans: $116
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.50%
Term:	36 months

Lender yield:	7.90%	Borrower rate/APR:	8.90% / 10.99%	Monthly payment:	$142.89

Lender servicing fee:	1.00%	Effective Yield*:	7.88%
		Estimated return*:	4.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1995	Debt/Income ratio:	3%
Credit score:	760-779 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$766	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	trade-musician	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Travel Photographer
Purpose of loan:
This loan will be used to...I want to start a small business to supplement my full-time income in Travel Photography. My plan is to create a web page, invest in a better slr camera and other means of advertising my business. I travel the world and seen many things in life so why not make money "on the side" doing it. In addition, I'm trying to build up my credit worthiness.

My financial situation:
I am a good candidate for this loan because...I'm secured in employment for over 16 years with my job. Very good pay established. I have only a few active credit loans with both of them having little or no balance owed. My rent is only $650 and I dont plan to move anytime soon with a great fee like that. Again as stated above, it is all about me re-establishing my credit worthiness.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,200.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$88.63

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2007	Debt/Income ratio:	18%
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,470	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	pleasant-bazaar0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to...pay automobile debt

My financial situation:
I am a good candidate for this loan because...I make a monthly income of 1160 dollars.

Monthly net income: $1160
Monthly expenses: $0
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $240
Other expenses: $0
Information in the Description is not verified.